AMENDMENT TO SHARE EXCHANGE AGREEMENT

     AMENDMENT TO SHARE EXCHANGE AGREEMENT, dated as of November 30, 2003, by and among SCL VENTURES, LTD., a British Virgin Islands company having an address at Suite 4000, 333 N. New River Drive E, Fort Lauderdale, FL 00001 ("SCL"), LASER RECORDING SYSTEMS, INC., a New Jersey corporation having an address at 1345 New York Avenue, Huntington Station, NY 11746 ("Laser" or the "Company"), certain shareholders of SCL signatory hereto ("SCL Signatory Shareholders"), and certain shareholders of Laser signatory hereto (the "Laser Signatory Shareholders").

     WHEREAS, SCL, Laser, the SCL Signatory Shareholders and the Laser Signatory Shareholders entered into that certain Share Exchange Agreement, dated as of May 20, 2003 (the "Exchange Agreement"); and

     WHEREAS, SCL, Laser, the SCL Signatory Shareholders and the Laser Signatory Shareholders wish to amend certain provisions of the Exchange Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties, intending to be legally bound, agree as follows:

     1. Amended Closing Date; Right to Terminate.

          a. Section 5.1 of the Exchange Agreement relating to the definition of the term "Closing Date," is hereby amended to read in its entirety as follows:

               "5.1 The Closing of the Exchange shall take place upon five days' written notice from SCL to Laser, but no later than March 31, 2004 (the "Closing Date")."

          b. Clause (iii) of Section 13.1.2 of the Exchange Agreement is hereby deleted in its entirety.

     2. Definitions of Agreement; Transaction Documents. The term "Agreement," as used in the Exchange Agreement shall mean the Exchange Agreement as modified and amended by this Amendment to Share Exchange Agreement, and the term "Transaction Documents," as used in the Exchange Agreement and which includes the "Agreement," shall mean the "Agreement" as such term is hereby amended.

     3. Consent to Assignment. Laser and the Laser Signatory Shareholders acknowledge the assignment by SCL of the Suntek opportunity to Glendora, Ltd.

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pursuant to the terms of an  Assignment  Agreement,  dated as of August 1, 2003, and that all references to Suntek in the Exchange Agreement are hereby null and void and of no further force or effect.

     4. Legal and Auditing Fees. SCL hereby agrees, that in the event that the Exchange does not close, that SCL shall reimburse Laser the amount incurred and payable by Laser and not payable pursuant to the Escrow Agreement (as defined in the Exchange Agreement) for legal and accounting fees in connection with the Exchange.

     5. Consents. SCL and the SCL Signatory Shareholders represent and warrant that the execution, delivery and performance by SCL of this Amendment Agreement has been duly authorized by action of the Board of Directors of SCL. Laser and the Laser Signatory Shareholders represent and warrant that the execution, delivery and performance by Laser of this Amendment Agreement has been duly authorized by action of the Board of Directors of Laser.

     6. Report on Form 8-K. Laser, SCL and their respective counsel shall prepare a Current Report on Form 8-K for timely filing with the SEC with respect to the execution and delivery of this Amendment Agreement, without violating any of the requirements of Regulation FD.

     7.   Counterparts.   This   Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first above written, by signing on the appropriate signature page hereto.

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                               SCL SIGNATURE PAGE
                                       TO
                AMENDMENT AGREEMENT DATED AS OF NOVEMBER 30, 2003


SCL VENTURES, LTD.


By:
   -------------------------
         Mitchell Sepaniak
         President


SCL SIGNATORY SHAREHOLDERS


-----------------------------           -----------------------------
     Mitchell Sepaniak                           Jack Chin


------------------------------
      Norman Rothstein

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                              LASER SIGNATURE PAGE
                                       TO
                   AMENDMENT AGREEMENT DATED NOVEMBER 30, 2003

LASER RECORDING SYSTEMS, INC.


By:
    -------------------------
     Carl Lanzisera
     Chief Executive Officer


LASER SIGNATORY SHAREHOLDERS:


-----------------------------------          ----------------------------------
       Carl Lanzisera                                 Carrie Neivera


-----------------------------------
        Harvey Kash
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